Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	6/30/2026	3/31/2026	6/30/2025
Assets
Loans	$110,430	$109,190	$106,389
Loans held for sale	1,198	876	530
Securities available for sale	38,459	38,918	40,669
Held-to-maturity securities	9,515	9,116	6,914
Trading account assets	936	783	1,374
Short-term investments	12,416	11,782	11,564
Other investments	1,230	1,204	1,058
Total earning assets	174,184	171,869	168,498
Allowance for loan and lease losses	(1,445)	(1,449)	(1,446)
Cash and due from banks	1,711	1,130	1,766
Premises and equipment	620	618	599
Goodwill	2,752	2,752	2,752
Other intangible assets	3	5	18
Corporate-owned life insurance	4,456	4,439	4,423
Accrued income and other assets	8,848	9,100	8,654
Discontinued assets	188	199	235
Total assets	$191,317	$188,663	$185,499

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	122,196	120,220	119,230
Noninterest-bearing deposits	30,893	27,595	27,675
Total deposits	153,089	147,815	146,905
Federal funds purchased and securities sold under repurchase agreements	5	34	20
Bank notes and other short-term borrowings	3,680	6,149	2,754
Accrued expense and other liabilities	3,778	3,801	4,273
Long-term debt	10,967	10,877	12,063
Total liabilities	171,519	168,676	166,015

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,014	5,981	5,971
Retained earnings	15,873	15,622	14,886
Treasury stock, at cost	(3,492)	(3,152)	(2,629)
Accumulated other comprehensive income (loss)	(2,354)	(2,221)	(2,501)
Total equity	19,798	19,987	19,484
Total liabilities and equity	$191,317	$188,663	$185,499

Common shares outstanding (000)	1,072,035	1,087,293	1,112,453

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Six months ended
	6/30/2026	3/31/2026	6/30/2025	6/30/2026	6/30/2025
Interest income
Loans	$1,463	$1,416	$1,443	$2,879	$2,844
Loans held for sale	15	14	11	29	25
Securities available for sale	367	370	411	737	803
Held-to-maturity securities	95	86	61	181	124
Trading account assets	10	11	16	21	33
Short-term investments	101	103	157	204	331
Other investments	8	5	8	13	17
Total interest income	2,059	2,005	2,107	4,064	4,177
Interest expense
Deposits	600	598	730	1,198	1,483
Federal funds purchased and securities sold under repurchase agreements	19	14	4	33	5
Bank notes and other short-term borrowings	35	20	34	55	61
Long-term debt	155	151	198	306	391
Total interest expense	809	783	966	1,592	1,940
Net interest income	1,250	1,222	1,141	2,472	2,237
Provision for credit losses	92	106	138	198	256
Net interest income after provision for credit losses	1,158	1,116	1,003	2,274	1,981
Noninterest income
Trust and investment services income	159	157	146	316	285
Investment banking and debt placement fees	169	197	178	366	353
Service charges on deposit accounts	77	77	73	154	142
Operating lease income and other leasing gains	10	8	14	18	23
Corporate services income	80	71	76	151	141
Cards and payments income	94	86	85	180	167
Corporate-owned life insurance income	33	34	32	67	65
Consumer mortgage income	17	13	15	30	28
Commercial mortgage servicing fees	49	62	70	111	146
Other income	15	18	1	33	8
Net securities gains (losses)	3	—	—	3	—
Total noninterest income	706	723	690	1,429	1,358
Noninterest expense
Personnel	786	743	705	1,529	1,385
Net occupancy	68	68	69	136	136
Computer processing	108	111	107	219	214
Business services and professional fees	46	36	48	82	88
Equipment	22	19	21	41	41
Operating lease expense	7	7	10	14	21
Marketing	22	18	24	40	45
Other expense	158	179	170	337	355
Total noninterest expense	1,217	1,181	1,154	2,398	2,285
Income (loss) from continuing operations before income taxes	647	658	539	1,305	1,054
Income taxes	139	136	116	275	225
Income (loss) from continuing operations	508	522	423	1,030	829
Income (loss) from discontinued operations, net of taxes	1	—	2	1	1
Net income (loss)	509	522	425	1,031	830
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$509	$522	$425	$1,031	$830

Income (loss) from continuing operations attributable to Key common shareholders	$472	$486	$387	$958	$757
Net income (loss) attributable to Key common shareholders	473	486	389	959	758
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.44	$.45	$.35	$.89	$.69
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.44	.45	.35	.89	.69
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.44	$.44	$.35	$.88	$.69
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.44	.44	$.35	.88	.69

Cash dividends declared per common share	$.205	$.205	$.205	$.41	$.41

Weighted-average common shares outstanding (000)	1,071,229	1,084,277	1,100,033	1,077,977	1,098,453
Effect of common share options and other stock awards (b)	8,779	10,091	7,177	9,435	8,331
Weighted-average common shares and potential common shares outstanding (000) (c)	1,080,008	1,094,368	1,107,210	1,087,412	1,106,784

(a)Earnings per share may not foot due to rounding.
(b)For periods ended in a loss from continuing operations attributable to Key common shareholders, anti-dilutive instruments have been excluded from the calculation of diluted earnings per share.
(c)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.